Exhibit 99.24

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-C

KEY PERFORMANCE FACTORS
December 31, 1998



        Expected B Maturity                                         3/15/04


        Blended Coupon                                              5.6971%



        Excess Protection Level
          3 Month Average   5.87%
          December, 1998   5.85%
          November, 1998   5.72%
          October, 1998   6.04%


        Cash Yield                                  18.72%


        Investor Charge Offs                         4.98%


        Base Rate                                    7.89%


        Over 35 Day Delinquency                      4.96%


        Seller's Interest                           10.83%


        Total Payment Rate                          13.62%


        Total Principal Balance                     $41,270,703,888.09


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,468,784,369.60